John Hancock Strategic Income Fund
Supplement dated 6-5-12 to the current Summary Prospectuses
Effective as of June 29, 2012, John Hancock Strategic Income Fund is changing its name to John Hancock Income Fund. All references to John Hancock Strategic Income Fund will be changed on June 29, 2012 to reflect the Fund’s new name.
You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.